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[Logo]

[Graphic Omitted]

THE LIBERTY FUND
ANNUAL REPORT
OCTOBER 31, 2001

SEE WHAT THE TOP OF YOUR DESK REALLY LOOKS LIKE.
INTRODUCING LIBERTY EDELIVERY.

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

[Photo of Keith T. Banks]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty's asset management companies to FleetBoston Financial was completed on November 1, 2001.

In light of this change and recent turmoil in the markets, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same team of portfolio managers, led by Harvey B. Hirschhorn, and follow the same investment principles that attracted you to the fund in the first place -- a commitment and focus on finding those high quality companies believed to have the potential to meet the fund's investment objectives.

Through this period of volatility, there has been no shift in how we manage the funds at Liberty. We believe periods of crisis are times to evaluate fundamentals, meet challenges, and, if need be, make adjustments. However, historically, a crisis has not been the time to make great changes to a well thought out long-term investment strategy. Liberty's portfolio managers are committed to and focused on finding those high quality companies they believe may have the potential to meet the fund's long-term investment objectives.

I have asked Frazier Evans, Liberty's senior economist, to offer his perspective on the economy following the events of September 11. As a special feature, his commentary follows this letter. Frazier writes a monthly column on the economy and the markets, which can be found at libertyfunds.com.

In this report, the portfolio managers share their outlook for the fund. I would encourage you to read their report, as well as Mr. Evans' views.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

 MEET THE NEW PRESIDENT

 Effective November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

  NET ASSET VALUE PER SHARE 10/31/01 ($)
        Class A                                             7.53
        Class B                                             7.51
        Class C                                             7.50
        Class Z                                             7.95

  DISTRIBUTIONS DECLARED PER SHARE 11/1/00 - 10/31/01 ($)
        Class A                                            1.198
        Class B                                            1.134
        Class C                                            1.134
        Class Z                                            1.218

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

                                               -------------------------------
                                                Not FDIC    May Lose Value
                                                 Insured   ------------------
                                                           No Bank Guarantee
                                               -------------------------------

-------------------------------------------------------------------------------
Special Economic Commentary
-------------------------------------------------------------------------------

[Photo of C. Frazier Evans]

C. Frazier Evans has more than 30 years of investment experience at Liberty Funds Group, where he has held positions as director of investment research and portfolio manager of several equity funds. He has held the title of senior economist for the past 15 years.

A NATION WONDERS - HOW LONG A RECESSION?

Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.

-------------------------------------------------------------------------------
   "Although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest a more positive prospect."
-------------------------------------------------------------------------------

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTED POSSIBILITY OF A SHORT RECESSION

Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

ARE WE AT A LOW POINT IN THE MARKET CYCLE?

Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The current period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

-------------------------------------------------------------------------------
   "All things considered, the scenario may be a recession that began in
   March and extends through the first quarter of next year."
-------------------------------------------------------------------------------

WHY DO P/E RATIOS STILL SEEM HIGH?

Some investors are concerned that although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.

LOOKING FORWARD

In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


-------------------------------------------------------------------------------
For C. Frazier Evans' monthly market commentary visit libertyfunds.com
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Value of a $10,000 investment
10/31/91 - 10/31/01

 PERFORMANCE OF A $10,000 INVESTMENT
 10/31/91 -- 10/31/01 ($)

                     without          with
                      sales           sales
                     charge          charge
-------------------------------------------
Class A              26,106          24,605
-------------------------------------------
Class B              24,241          24,241
-------------------------------------------
Class C              25,271          25,271
-------------------------------------------
Class Z              27,617             n/a

[MOUNTAIN CHART]

 9.425         10.000         10.000         10.000         10.000
 9.90379       10.508         10.495         10.25          10.588
10.2712        10.8979        10.7301        10.333         10.741
10.5044        11.1452        11.0563        10.891         11.068
10.3384        10.9691        10.9955        10.9847        11.063
11.2689        11.9564        11.6046        11.3757        11.77
11.5754        12.2816        11.7207        11.7045        11.844
11.9234        12.6482        12.0196        11.9994        12.211
12.4543        13.2141        12.6349        12.2886        12.814
13.0259        13.8206        13.0961        12.4152        13.261
12.3994        13.1558        12.3431        11.8031        12.509
12.4266        13.1847        12.6393        12.0097        12.738
12.5422        13.3074        13.1234        11.8367        13.212
12.4532        13.2129        13.1654        12.1279        13.251
13.6499        14.4826        14.4951        12.6664        14.521
14.9712        15.8846        15.9345        13.2237        16.069
15.2676        16.1991        16.5878        13.6892        16.779
16.3379        17.3346        18.2482        14.1834        18.37
16.8411        17.8685        18.8687        13.7621        19.062
16.218         17.2074        18.5706        13.9562        18.599
17.7263        18.8077        20.5817        14.4893        20.626
19.0327        20.1938        23.0515        14.6458        23.083
19.0917        20.2564        23.6094        14.7366        23.325
22.7458        24.1335        28.2486        15.4587        27.963
22.482         23.8536        27.1893        15.7787        27.194
23.3318        24.7552        29.2557        16.2158        29.165
25.4783        27.0327        33.3076        16.3439        33.158
25.3382        26.884         33.704         16.674         33.237
24.5223        26.0184        33.1748        17.2509        32.556
26.7121        28.3418        38.7648        17.5252        38.084
26.8377        28.475         40.5751        17.3692        39.889
26.827         28.4636        40.5102        17.0876        39.762
27.2025        28.8621        41.685         17.3425        40.883
27.8663        29.5663        42.773         17.2003        42.641
29.1927        30.9737        44.6806        17.5873        44.854
29.0935        30.8684        44.14          18.1079        44.065
29.4222        31.2172        44.215         18.6077        44.585
28.8897        30.6522        42.3845        19.5771        42.347
26.9512        28.5954        38.8836        19.7651        38.726
26.4148        28.0264        37.8143        20.4055        37.587
24.6052        26.1063        33.2085        21.316         32.975


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment may vary resulting in a gain or loss on sale. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. Previously, the fund's returns were compared to the Russell 1000 Index, an unmanaged index that tracks the performance of large capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. The fund's advisor believes that the S&P 500 Index is more representative of the fund's investment philosophy and should create more meaningful performance comparisons. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/01 (%)

Share class                              A                   B                   C             Z
Inception                             4/30/82              5/5/92              8/1/97       7/31/95
-----------------------------------------------------------------------------------------------------
                                without       with   without    with      without    with   without
                                 sales       sales    sales    sales       sales    sales    sales
                                 charge      charge   charge   charge      charge   charge   charge
-----------------------------------------------------------------------------------------------------
1-year                             -16.38      -21.19  -17.05    -20.72      -17.07  -17.80    -16.25
-----------------------------------------------------------------------------------------------------
5-year                               6.78        5.52    5.95      5.70        6.09    6.09      7.91
-----------------------------------------------------------------------------------------------------
10-year                             10.07        9.42    9.26      9.26        9.71    9.71     10.69

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/01 (%)

Share class                              A                   B                   C             Z
-----------------------------------------------------------------------------------------------------
                                without       with   without    with      without    with   without
                                 sales       sales    sales    sales       sales    sales    sales
                                 charge      charge   charge   charge      charge   charge   charge
-----------------------------------------------------------------------------------------------------
1-year                             -17.19      -21.95  -17.82    -21.46      -17.84  -18.57    -17.02
-----------------------------------------------------------------------------------------------------
5-year                               7.01        5.75    6.18      5.93        6.34    6.34      8.15
-----------------------------------------------------------------------------------------------------
10-year                             10.09        9.44    9.29      9.29        9.75    9.75     10.72

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the newer class shares. Had the expense differential been reflected, the returns for the funds prior to the inception of the class B and C shares would have been lower.

--------------------------------------------------------------------------------
    TOP 5 EQUITY HOLDINGS AS OF 10/31/01 (%)

    CITIGROUP                                                          1.9
    EXXON MOBIL                                                        1.8
    WAL-MART                                                           1.7
    MICROSOFT                                                          1.6
    AMERICAN INTERNATIONAL GROUP                                       1.6

    Portfolio holdings are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

    ASSET ALLOCATIONS AS OF 10/31/01 (%)

    COMMON STOCK                                                      56.3
    GOVERNMENT BONDS & AGENCIES                                       12.4
    CORPORATE BONDS                                                   16.4
    CASH & EQUIVALENTS                                                 7.4
    FOREIGN GOVERNMENT & AGENCY BONDS                                  2.6
    OTHER                                                              6.6

    Asset allocations are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same breakdown in the future.

    BOUGHT
    ----------------------------------------------------------------------

    During this fiscal year, we increased the fund's positions in two real estate investment trusts (REITs): EQUITY RESIDENTIAL PROPERTIES TRUST and SIMON PROPERTY GROUP (respectively, 0.3% and 0.5% of net assets). The REITs were relatively undervalued at the time of purchase, since they had gone through a long period when their valuations had been marked down. We felt the management at these two REITs were the leaders in their markets and were taking innovative steps to increase their profitability. During this very difficult market environment, the performance of these two REITs was excellent. Not only were these securities up significantly over our purchase prices, but they also delivered attractive dividend yields during this period.

    SOLD
    ----------------------------------------------------------------------

    During this period, we eliminated our position in AT&T WIRELESS. We were concerned about some of the company's capital spending plans and its competition. When the stock reached a level we believed to be fully priced, we sold off the fund's position.
--------------------------------------------------------------------------------

 PORTFOLIO MANAGERS' REPORT

FUND PERFORMANCE MIRRORED THE MARKETS
For the 12-month period that ended October 31, 2001, the class A shares of The Liberty Fund posted a return of negative 16.38% (unadjusted for sales charge). Bolstered by the performance of its fixed income securities, the fund outperformed its benchmark, the S&P 500 Index, which declined 24.89% during this period. Performance of the bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 14.56%. During times like these when, overall, the stock market was characterized by poor performance and the bond market was enjoying good relative performance, we expected fund performance to lie between the returns of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, as it did at the end of this period.

In the fund's equity portfolio, which comprised
56.7% of net assets at period end, we have focused our investments in high quality growth companies. For the past five years this has generally helped the fund, when compared to its peers. However, during this reporting period, that leaning hurt performance, with the fund underperforming the average of its peers as measured in the negative 8.32% return of the Morningstar Domestic Hybrid Category.(1)

Given the overall decline of growth stocks within the market, we had taken some steps to reduce our overall position in these companies. Still, we retained some large holdings in the fund's portfolio. We saw poor performance from many high quality growth names in sectors ranging from technology (Intel) to financial services and capital goods (Citigroup and General Electric), to energy and media (Enron and AOL Time Warner).(2)

Overall declines in these and other holdings combined to offset some of the strong performances from our positions in General Dynamics, Raytheon and Concord EFS.(2)

FIXED INCOME SECURITIES HELPED FUND PERFORMANCE
During this reporting period, we have taken a very aggressive position in the fixed income area, which represented 37.6% of net assets. Last year at this time we had more Treasuries in the portfolio, but early in the fiscal year we started to diversify with corporate bonds. As the year progressed, we increased our holdings in commercial-backed mortgages and other corporate bonds and decreased our exposure to Treasuries as yield spreads widened. At the beginning of this year, we increased the fund's duration to 20% greater than the market. We believed this would be positive in a declining interest rate environment. Our investment strategy as it relates to fixed income securities has generally yielded good results.

FOCUSED ON FINANCIALS AND HEALTH CARE
Two of the fund's top equity sectors were financial services and health care, with the fund's weightings in these sectors similar to their weightings in the S&P 500 Index. Although its performance was weak this period, we are still committed to our position in Citigroup. As a long-term holding of the fund, Citigroup is one of the best-managed financial companies in the country. We have a great deal of confidence in Citigroup's management and its capabilities.

Within the health care sector, the fund has a sizeable position in Bristol-Myers Squibb at 1.1% of net assets. We were attracted to this firm because of its product line; the firm's pharmaceutical focus includes cardiovascular and cancer-fighting treatments, as well as anti-infective drugs. Also, in our opinion, Bristol-Myers Squibb seems to be a little bit better valued, compared to other health care firms. The company's management has made some operational changes and has taken steps recently to improve shareholder value. We find all of these steps encouraging.

THE MONTHS AHEAD
Prior to September 11th we felt the US economy might actually skirt a recession. Economic data for August and early September suggested that the economy was beginning to show some signs of stabilizing. For example, the purchasing managers' report, issued by the National Association of Purchasing Management (NAPM), bottomed in January and had been improving steadily.

Throughout most of the period, we were reducing the fund's technology exposure and eliminating some of those holdings, which we felt had potentially higher investment risks. Early in September, we increased the fund's level of cash. Although some of the economic data was encouraging, we could see that many market sectors were still declining. We were concerned about the effect a future credit or market crisis might have on an already weakened economy. As this reporting period was drawing to a close, this increase in cash appeared to be a timely move.

In the aftermath of the shattering and tragic events of September 11th, we believe that the other major industrialized nations are in full-fledged recessions. Economists at the National Bureau of Economic Research announced that the US economy entered a recession in March of this year.(3) We believe upcoming economic data will be very disappointing, and we see an even tougher economic environment than we anticipated. In this type of environment we believe diversification, in particular, should be valuable to investors.

On the positive side, the US government has responded aggressively to this economic environment. The Fed has reduced short-term interest rates significantly, from 6.5% at the beginning of 2001 to 2% as of November 6, 2001; and Congress has moved to introduce more legislation designed to stimulate the economy. While all of these economic stimuli suggest more of a v-shaped economic recovery, we are not looking for a bounce back from the recession to be in the historic 5 to 7 percent range. Instead we are anticipating a growth rate in the 3 to 4 percent range. We believe recovery may begin before the end of the first quarter in 2002. Considering this view, we expect to continue to make moderate adjustments to the portfolio based on our evaluation and reevaluation of the markets and the stocks and bonds in our investment universe.

/s/ Harvey B. Hirschhorn         /s/  Scott Schermerhorn

    Harvey B. Hirschhorn              Scott Schermerhorn

/s/ Richard C. Petrino          /s/   Scott B. Richards

    Richard C. Petrino                Scott B. Richards

/s/ Michael T. Kennedy         /s/    Laura A. Ostrander

    Michael T. Kennedy                Laura A. Ostrander

Harvey B. Hirschhorn, Scott Schermerhorn and Richard C. Petrino manage the equity portion of the fund. Harvey Hirschhorn joined Stein Roe & Farnham Incorporated, an affiliate of Liberty Funds, in 1973. He is the lead portfolio manager of The Liberty Fund and co-manages other funds within the Liberty family of funds. Scott Schermerhorn joined Liberty in 1998. Prior to that, he was the head of the value team at Federated Investors. With Harvey, he leads Liberty's Value Investments Unit. Richard Petrino joined Liberty in 1994. During his tenure, he has served as an associate portfolio manager for several funds. Prior to joining Liberty, Rich was an engineer in Prime Computer's Research and Development facility.

Michael T. Kennedy, Scott B. Richards and Laura A. Ostrander manage the fund's fixed income holdings. Michael Kennedy joined Stein Roe in 1987 and co-manages a number of fixed income funds. Scott Richards has over 15 years of money management experience. He is the lead manager of Liberty's high yield bond portfolios. Laura Ostrander, like Scott Richards, has over 15 years of money management experience. She manages or co-manages a number of Liberty's fixed income funds. Prior to joining Liberty in 1996, she was fixed income portfolio manager with American Express Financial Advisors.

Nordea Investment Management (Nordea) manages the fund's international investments. The firm is a direct, wholly owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions. Nordea's investment decisions for the fund are made by an investment team.

Investing in stocks and bonds involves certain risks, including price fluctuations caused by economic and business developments and changes in interest rates. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

----------
(1) (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

(2) Holdings disclosed are a percent of net assets as of October 31, 2001, and are subject to change. The percentage of net assets follows in parentheses: Intel (1.3%), Citigroup (1.9%), General Electric (1.1%), Enron (0.3%), AOL Time Warner (1.4%), General Dynamics (0.4%), Raytheon (0.4%) and Concord EFS (0.1%). Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

(3) New York Times, 26 November 2001.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

October 31, 2001

COMMON STOCKS - 56.3%                                                 SHARES             VALUE
----------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 12.2%
DEPOSITORY INSTITUTIONS - 1.8%
DBS Bank Ltd.                                                        113,000           644,652
Forenings Sparbanken AB                                              129,600         1,300,973
Lloyds TSB Group PLC                                                 444,700         4,495,358
Sumitomo Bank                                                         98,000           605,897
UBS AG, Registered Shares                                             87,000         4,045,583
UFJ Holdings, Inc. (a)                                                   129           575,254
UniCredito Italiano SpA                                              329,500         1,217,003
Wachovia Corp.                                                             1                29
Wells Fargo & Co.                                                    205,700         8,125,150
                                                                                --------------
                                                                                    21,009,899
                                                                                --------------
HOLDINGS & OTHER INVESTMENT OFFICES - 0.4%
Aachener & Muenchener Beteiligungs AG                                 13,050         1,404,853
Fortis (B)                                                           139,000         3,280,716
                                                                                --------------
                                                                                     4,685,569
                                                                                --------------
HOLDING COMPANIES - 0.7%
Berkshire Hathaway, Inc.,
  Class A (a)                                                            106         7,547,200
Cie Financiere Richemont AG, Class A                                     528         1,050,634
                                                                                --------------
                                                                                     8,597,834
                                                                                --------------
INSURANCE AGENTS & BROKERS - 0.3%
Marsh & McLennan Companies, Inc.                                      42,200         4,082,850
                                                                                --------------
INSURANCE CARRIERS - 5.9%
Aetna Life and Casualty Co.                                          357,000         9,867,480
Aleanza Assicurazioni                                                161,000         1,660,672
Ambac Financial Group, Inc.                                          103,150         4,951,200
American International Group, Inc.                                   244,609        19,226,268
Citigroup, Inc.                                                      491,599        22,377,587
HCA - The Healthcare Corp.                                           113,700         4,509,342
MGIC Investment Corp.                                                 49,100         2,540,434
San Paolo - IMI SpA                                                  194,500         2,044,763
Skandia Forsakrings AB                                               352,500         2,116,501
Swiss Registered Shares (a)                                            4,300           442,295
                                                                                --------------
                                                                                    69,736,542
                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 1.5%
Capital One Financial Corp.                                           32,000         1,321,920
Fannie Mae                                                            79,000         6,395,840
Freddie Mac                                                          143,400         9,725,388
Promise Co., Ltd.                                                     12,000           776,217
                                                                                --------------
                                                                                    18,219,365
                                                                                --------------
REAL ESTATE - 0.4%
Radian Group, Inc.                                                   123,000         4,166,010
                                                                                --------------
REAL ESTATE INVESTMENT TRUSTS - 0.8%
Equity Residential Properties Trust                                  124,400         3,228,180
Simon Property Group, Inc.                                           220,000         6,050,000
                                                                                --------------
                                                                                     9,278,180
                                                                                --------------
SECURITY BROKERS & DEALERS - 0.4%
Lehman Brothers Holdings, Inc.                                        56,800         3,547,728
Nomura Securities Company Ltd.                                       120,000         1,577,917
                                                                                --------------
                                                                                     5,125,645
                                                                                --------------
----------------------------------------------------------------------------------------------
MANUFACTURING - 24.0%
CHEMICALS & ALLIED PRODUCTS - 7.3%
Amdocs Ltd. (a)                                                       58,400         1,524,824
Amgen, Inc. (a)                                                      142,500         8,096,850
Aventis S.A                                                           53,040         3,906,104
Bristol-Myers Squibb Co.                                             247,500        13,228,875
E.I. DuPont De Nemours & Co.                                         150,996         6,038,330
GlaxoSmithKline PLC                                                  117,000         3,159,368
Merck & Co., Inc.                                                    205,300        13,100,193
Pfizer, Inc.                                                         425,200        17,815,880
Pharmacia Corp.                                                      182,100         7,378,692
Procter & Gamble Co.                                                 101,700         7,503,426
Roche Holding AG (a)                                                  19,000         1,317,425
Schering-Plough Corp.                                                 28,000         1,041,040
Shin-Etsu Chemical Co., Ltd.                                          33,000         1,086,165
Teva Pharmaceuticals Industries Ltd. ADR                              17,000         1,050,600
                                                                                --------------
                                                                                    86,247,772
                                                                                --------------
COMMUNICATIONS EQUIPMENT - 0.7%
EchoStar Communications Corp., Class A                               150,000         3,478,500
Nokia Oyj ADR                                                         14,500           297,395
Philips Electronics                                                  120,699         2,744,388
Tellabs, Inc. (a)                                                    133,400         1,820,910
                                                                                --------------
                                                                                     8,341,193
                                                                                --------------
ELECTRICAL MACHINERY, COMPONENTS & SUPPLIES - 0.1%
Ushio, Inc.                                                           78,000           973,408
                                                                                --------------
ELECTRICAL INDUSTRIAL EQUIPMENT - 1.4%
Emerson Electric Co.                                                  75,200         3,686,304
General Electric Co.                                                 368,500        13,417,085
                                                                                --------------
                                                                                    17,103,389
                                                                                --------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
ARM Holdings PLC (a)                                                 195,000           962,148
Siemens AG                                                            32,700         1,585,713
                                                                                --------------
                                                                                     2,547,861
                                                                                --------------
ELECTRONIC COMPONENTS - 1.8%
Intel Corp.                                                          611,400        14,930,388
Texas Instruments, Inc.                                              231,800         6,488,082
                                                                                --------------
                                                                                    21,418,470
                                                                                --------------

FABRICATED METAL - 0.2%
CNP Assurances                                                        57,500         1,781,881
Kaneka Corp.                                                         146,000         1,012,366
                                                                                --------------
                                                                                     2,794,247
                                                                                --------------
FOOD & KINDRED PRODUCTS - 1.9%
Anheuser Busch Cos., Inc.                                             85,000         3,541,100
Cadbury Schweppes PLC                                                274,800         1,713,609
Chubb PLC                                                            669,000         1,364,985
General Mills, Inc.                                                   59,000         2,709,280
Nestle SA                                                             15,500         3,217,107
PepsiCo, Inc.                                                        112,800         5,494,488
Philip Morris Companies, Inc.                                         94,400         4,417,920
                                                                                --------------
                                                                                    22,458,489
                                                                                --------------
MACHINERY & COMPUTER EQUIPMENT - 2.6%
Applied Materials, Inc. (a)                                          116,700         3,980,637
Canon, Inc.                                                           54,000         1,570,076
Cisco Systems, Inc. (a)                                              764,200        12,930,264
Dell Computer Corp. (a)                                              392,400         9,409,752
Invensys PLC                                                         693,000           635,326
Solectron Corp. (a)                                                  212,000         2,607,600
                                                                                --------------
                                                                                    31,133,655
                                                                                --------------
MEASURING & ANALYZING INSTRUMENTS - 0.8%
Essilor International SA (a)                                          41,000         1,148,305
Hoya Corp.                                                            20,000         1,194,055
Medtronic, Inc.                                                        9,000           362,700
Raytheon Co.                                                         150,600         4,856,850
Teradyne, Inc. (a)                                                   101,500         2,339,575
                                                                                --------------
                                                                                     9,901,485
                                                                                --------------
MISCELLANEOUS MANUFACTURING - 0.8%
Tyco International Ltd.                                              186,250         9,152,325
                                                                                --------------
PAPER PRODUCTS - 1.2%
Bowater, Inc.                                                        125,400         5,607,888
Kimberly Clark Corp.                                                 113,500         6,300,385
TNT Post Group NV                                                     86,900         1,700,326
                                                                                --------------
                                                                                    13,608,599
                                                                                --------------
PETROLEUM REFINING - 3.2%
Amerada Hess Corp.                                                    65,900         3,871,625
Chevron Texaco Corp.                                                  36,700         3,249,785
TotalFinaElf SA                                                       32,880         4,620,712
Exxon Mobil Corp.                                                    539,568        21,285,958
FMC Technologies, Inc. (a)                                            93,700         1,227,470
Shell Transport & Trading Co. PLC                                    526,920         3,998,726
                                                                                --------------
                                                                                    38,254,276
                                                                                --------------
PRIMARY METAL - 0.3%
Nucor Corp.                                                           71,400         2,948,820
                                                                                --------------
RUBBER & PLASTIC - 0.0%
Illinois Tool Works, Inc.                                              9,050           517,660
                                                                                --------------
STONE, CLAY, GLASS & CONCRETE - 0.1%
Compagnie de Saint Gobain                                             10,500         1,461,404
                                                                                --------------
TRANSPORTATION EQUIPMENT - 1.4%
Delphi Automotive Systems Corp.                                      256,500         2,977,965
Ford Motor Co.                                                       245,042         3,932,924
General Dynamics Corp.                                                56,300         4,594,080
Honda Motor Co. Ltd.                                                  60,100         2,154,844
Textron, Inc.                                                         80,000         2,532,000
Visteon Corp.                                                              5                60
Volkswagen AG                                                          1,800            68,591
                                                                                --------------
                                                                                    16,260,464
                                                                                --------------
----------------------------------------------------------------------------------------------
MINING & ENERGY - 1.7%
GOLD & SILVER MINING - 0.5%
Barrick Gold Corp.                                                   345,600         5,387,904
                                                                                --------------
METAL MINING - 0.2%
Compass Group PLC                                                    321,000         2,321,276
                                                                                --------------
OIL & GAS EXTRACTION - 0.7%
Noble Drilling Corp. (a)                                             118,700         3,626,285
Transocean Sedco Forex, Inc.                                         134,400         4,052,160
                                                                                --------------
                                                                                     7,678,445
                                                                                --------------
OIL & GAS FIELD SERVICES - 0.3%
Conoco, Inc.                                                         131,326         3,375,078
                                                                                --------------
----------------------------------------------------------------------------------------------
RETAIL TRADE - 3.6%
APPAREL & ACCESSORY STORES - 0.4%
FamilyMart Co., Ltd.                                                  52,000         1,065,992
Gucci Group NV                                                        17,500         1,493,722
Kohl's Corp. (a)                                                      44,500         2,474,645
                                                                                --------------
                                                                                     5,034,359
                                                                                --------------
BUILDING, HARDWARE & GARDEN SUPPLY - 0.6%
Home Depot, Inc.                                                     193,800         7,408,974
                                                                                --------------
FOOD STORES - 0.4%
Numico NV                                                             34,611           904,200
Safeway, Inc. (a)                                                     85,000         3,540,250
                                                                                --------------
                                                                                     4,444,450
                                                                                --------------
GENERAL MERCHANDISE STORES - 1.7%
Wal-Mart Stores, Inc.                                                384,900        19,783,860
                                                                                --------------
HOME FURNISHINGS & EQUIPMENT - 0.5%
Best Buy Co., Inc. (a)                                               115,200         6,324,480
                                                                                --------------

SERVICES - 7.0%
BUSINESS SERVICES - 1.6%
BEA Systems, Inc. (a)                                                343,600         4,171,304
Concord EFS, Inc. (a)                                                 36,000           985,320
Interpublic Group of Companies, Inc.                                 240,000         5,388,000
Legend Holdings Ltd.                                               1,892,000           794,413
Secom Co., Ltd.                                                       36,000         1,872,918
Sun Microsystems, Inc. (a)                                           363,400         3,688,510
WPP Group PLC                                                        222,225         2,003,366
                                                                                --------------
                                                                                    18,903,831
                                                                                --------------
COMPUTER RELATED SERVICES - 2.7%
America Online, Inc.                                                 539,300        16,831,553
Automatic Data Processing, Inc.                                       94,600         4,887,036
Bellsystem24, Inc.                                                     2,600         1,065,992
Cap Gemini SA                                                         13,350           751,647
Convergys Corp. (a)                                                  135,700         3,813,170
Siebel Systems, Inc. (a)                                             259,500         4,237,635
                                                                                --------------
                                                                                    31,587,033
                                                                                --------------
COMPUTER SOFTWARE - 2.4%
ASM Lithography Holding
  NV (a)                                                             120,500         1,792,363
Microsoft Corp. (a)                                                  331,900        19,299,985
Oracle Corp. (a)                                                     451,800         6,126,408
SAP AG                                                                14,135         1,451,621
Transmeta Corp. (a)                                                    9,200            16,284
                                                                                --------------
                                                                                    28,686,661
                                                                                --------------
ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 0.2%
Genentech, Inc. (a)                                                   45,700         2,387,825
                                                                                --------------
OTHER SERVICES - 0.1%
Asatsu-DK, Inc.                                                       50,000           955,571
                                                                                --------------
----------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 7.7%
BROADCASTING - 0.4%
Clear Channel Communications, Inc. (a)                                 6,000           228,720
Comcast Corp., Special Class A                                       139,000         4,981,760
                                                                                --------------
                                                                                     5,210,480
                                                                                --------------
COMMUNICATION SERVICES - 0.3%
China Telecom Ltd. (a)                                               372,000         1,130,136
Telecom Italia SpA                                                   231,400         1,932,394
                                                                                --------------
                                                                                     3,062,530
                                                                                --------------
COMMUNICATIONS - 0.3%
Finisar Corp. (a)                                                    452,500         3,538,550
                                                                                --------------
ELECTRIC SERVICES - 1.8%
Aquila, Inc. (a)                                                     202,300         3,712,205
Edison International                                                 211,400         3,003,994
Exelon Corp.                                                         109,412         4,602,963
Mirage Resorts, Inc. (a)                                                   3                78
National Grid Group PLC                                              368,800         2,604,336
PG&E Corp.                                                           211,000         3,810,660
Reliant Resources, Inc. (a)                                          186,600         2,920,290
                                                                                --------------
                                                                                    20,654,526
                                                                                --------------
GAS SERVICES - 0.6%
Centrica PLC                                                         446,000         1,412,234
Enron Corp. (f)                                                      213,900         2,973,210
The Williams Companies, Inc.                                          89,500         2,583,865
                                                                                --------------
                                                                                     6,969,309
                                                                                --------------
TELECOMMUNICATIONS - 4.2%
AirGate PCS, Inc. (a)                                                     53             2,728
AT&T Corp.                                                           748,100        11,408,525
Charter Communications, Inc. (a)                                      28,000           395,920
MCI WorldCom, Inc. (a)                                               763,400        10,267,730
Nokia Oyj                                                             48,000           984,593
NTT Mobile Communication Network, Inc.                                   130         1,762,497
SBC Communications, Inc., Class A                                    265,800        10,129,638
Verizon Communications                                               191,000         9,513,710
Vodafone AirTouch PLC                                              2,011,558         4,698,187
                                                                                --------------
                                                                                    49,163,528
                                                                                --------------
WATER TRANSPORTATION - 0.1%
P & O Princess Cruises PLC                                           247,000           879,716
                                                                                --------------
----------------------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
NONDURABLE GOODS - 0.1%
Shire Pharmaceuticals Group PLC                                       88,600         1,304,142
                                                                                --------------
Total Common Stocks (cost of $684,806,549)                                         665,087,939
                                                                                --------------
BONDS & NOTES - 37.6%                                                   PAR
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 12.4%
U.S. GOVERNMENT AGENCIES - 11.6%
Federal Home Loan Mortgage Corp.:
  4.500% 03/15/04                                                  1,300,000         1,198,934
  5.125% 01/15/12                                                    250,000           230,362
  5.750% 09/15/10                                                  1,285,000         1,244,426
  6.000% 2009-2026                                                13,276,098        13,596,451
  6.500% 2014-2030                                                 4,994,971         5,138,944
  7.000% 2029-2030                                                 1,747,454         1,823,905
  8.000% 07/01/20                                                    322,575           342,381
                                                                                --------------
                                                                                    23,575,403
                                                                                --------------
Federal National Mortgage Association:
  5.125% 02/13/04                                                  1,250,000         1,311,138
  6.500% 2008-2023                                                47,463,454        49,196,648
  6.625% 09/15/09                                                 16,175,000        18,209,492
  7.125% 02/15/05                                                  1,050,000         1,169,112
                                                                                --------------
                                                                                    69,886,390
                                                                                --------------
Government National Mortgage Association:
  6.000% 2029                                                      2,033,794         2,068,735
  6.500% 2024-2028                                                27,771,398        28,682,578
  7.000% 08/15/23                                                 11,664,270        12,251,100
                                                                                --------------
                                                                                    43,002,413
                                                                                --------------
U.S. GOVERNMENT OBLIGATIONS - 0.8%
U.S. Treasury Bonds:
  8.750% 05/15/17                                                  2,475,000         3,502,892
  11.625% 11/15/04                                                 1,572,000         1,958,618
  12.000% 08/15/13                                                 1,323,000         1,936,753
                                                                                --------------
                                                                                     7,398,263
                                                                                --------------
U.S. Treasury Notes,
  11.875% 11/15/03 (b)                                             2,000,000         2,369,060
                                                                                --------------
Total U.S. Government Agencies & Obligations
  (cost of $137,131,610)                                                           146,231,529
                                                                                --------------
----------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED &
ASSET-BACKED SECURITIES - 6.2%
NON-AGENCY MORTGAGE-BACKED SECURITIES - 5.7%
Aames Mortgage Trust,
  Series 1996-C, Class A-1D,
  7.870% 09/15/25                                                  1,772,320         1,813,305
Countrywide Home Loans, Series 1998-19, Class B1,
  6.500% 12/25/28                                                  1,931,954         1,922,068
First Union Chase Commercial Mortgage,
  Series 1999-C2, Class A2,
  6.65% 04/15/09                                                  11,250,000        12,095,508
GE Capital Mortgage Services, Inc.,
  Series 1998-24, Class B2,
  6.250% 01/25/29                                                  1,365,350         1,299,157
GS 1998-C1 A2,
  6.620% 10/18/30                                                 11,000,000        11,742,500
Headlands Mortgage Securities, Inc.:
  Series 1997-6, Class B2,
  7.000% 02/25/28                                                  3,213,122         3,373,264
  Series 1998-1, Class B2,
  6.500% 11/25/28                                                  1,933,082         1,936,933
  Series 1998-1, Class B3,
  6.500% 11/25/28                                                    700,742           659,929
LB-UBS Commercial Mortgage Trust, Series 2000-C5,
  Class G, 6.510% 11/15/10                                        11,000,000        11,577,500
MBNA Master Credit Card Trust, Series 1999-M, Class A,
  6.600% 04/16/07                                                  5,000,000         5,410,038
Norwest Asset Securities Corp.:
  Series 1998-33, Class B3, 6.250% 01/15/29                        3,485,478         3,378,544
  Series 1998-34, Class B3, 6.500% 01/25/29                        1,740,470         1,713,336
PNC Mortgage Securities Corp., Series 1998-2, Class CB2,
  7.000% 03/25/28                                                  3,335,226         3,384,438
Provident Bank Home Equity Loan Trust,
  Series 1996-1, Class A1,
  7.600% 10/25/12                                                  1,249,640         1,329,695
Residential Accredit Loans, Inc.:
  Series 1999-QS3, Class M2,
  6.500% 03/25/29                                                  3,029,699         3,115,016
  Series 1997-QS11, Class M2, 7.000% 10/25/12                            435               456
Residential Funding Mortgage Securities, Inc.,
  Series 1998-S9, Class 1M1,
  6.500% 04/25/13                                                  2,612,488         2,711,763
                                                                                --------------
                                                                                    67,463,450
                                                                                --------------
ASSET-BACKED SECURITIES - 0.5%
Delta Funding Home Equity Loan Trust,
  Series 1996-2, Class A5,
  8.010% 10/25/27                                                  5,000,000         5,496,094
JP Morgan Commerical Mortgage Finance Corp., Series 1999-C8,
  Class A2, 7.400% 07/15/31                                          700,000           779,188
                                                                                --------------
                                                                                     6,275,282
                                                                                --------------
Total Non-Agency Mortgage-Backed &
  Asset-Backed Securities
  (cost of $64,432,973)                                                             73,738,732
                                                                                --------------

CORPORATE FIXED-INCOME BONDS & NOTES - 16.4%
CONSTRUCTION - 0.1%
BUILDING CONSTRUCTION - 0.1%
Atrium Companies, Inc., 10.500% 05/01/09                              40,000            33,000
D.R. Horton, Inc.,
  8.000% 02/01/09                                                    500,000           487,500
                                                                                --------------
                                                                                       520,500
                                                                                --------------
HEAVY CONSTRUCTION - NON-BUILDING CONSTRUCTION - 0.0%
Calpine Corp.,
  8.500% 02/15/11                                                    225,000           225,788
                                                                                --------------
----------------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 6.1%
DEPOSITORY INSTITUTIONS - 2.6%
Bank One Corp.,
  6.500% 02/01/06                                                  8,000,000         8,492,960
Beverly Enterprises, Inc.,
  9.000% 02/15/06                                                     75,000            75,000
Citicorp,
  8.040% 12/15/19                                                  6,710,000         7,189,497
Dana Corp.,
  9.000% 08/15/11                                                    250,000           217,500
European Investment Bank,
  10.375% 11/22/04                                                   200,000           335,802
Morgan Stanley Dean Witter,
  6.100% 04/15/06                                                  7,250,000         7,616,778
NationsBank Corp.,
  6.875% 02/15/05                                                  2,000,000         2,139,860
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                                 1,075,000         1,177,426
Wachovia Corp.,
  6.250% 08/04/08                                                  3,000,000         3,118,230
                                                                                --------------
                                                                                    30,363,053
                                                                                --------------
FINANCIAL SERVICES - 0.1%
Beaver Valley Funding Corp.,
  9.000% 06/01/17                                                    225,000           260,973
PDVSA Finance Ltd.,
  Series 1999 I,
  9.750% 02/15/10                                                    370,000           403,585
                                                                                --------------
                                                                                       664,558
                                                                                --------------
INSURANCE CARRIERS - 0.9%
Florida Windstorm Underwriting Assoc.:
  6.500% 08/25/02                                                    350,000           358,400
  7.125% 02/25/19                                                  7,025,000         7,246,850
Metropolitan Life Insurance Co.,
  6.300% 11/01/03                                                  3,000,000         3,119,160
Transamerica Finance Corp.,
  6.125% 11/01/01                                                    400,000           399,964
                                                                                --------------
                                                                                    11,124,374
                                                                                --------------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.2%
Associates Corp. of North America,
  5.875% 07/15/02                                                  1,000,000         1,020,610
Countrywide Home Loans, Inc.,
  6.850% 06/15/04                                                  3,000,000         3,202,440
Ford Motor Credit Co.:
  7.250% 01/15/03                                                    750,000           775,080
  7.375% 02/01/11                                                  6,750,000         6,907,073
General Motors Acceptance Corp.,
  6.125% 01/22/08                                                  3,000,000         2,901,900
Household Finance Corp.:
  5.875% 11/01/02                                                  1,000,000         1,025,470
  6.500% 01/24/06                                                  8,750,000         9,222,150
National Rural Utilities Cooperative Finance Corp.,
  6.000% 01/15/04                                                    750,000           783,293
                                                                                --------------
                                                                                    25,838,016
                                                                                --------------
REAL ESTATE - 0.1%
Lennar Corp.,
  9.950% 05/01/10                                                    500,000           540,000
                                                                                --------------
SECURITY BROKERS & DEALERS - 0.2%
Bear Stearns Co., Inc.,
  6.500% 08/01/02                                                  1,000,000         1,025,370
Merrill Lynch & Co., Inc.,
  6.000% 02/12/03                                                  1,000,000         1,039,550
                                                                                --------------
                                                                                     2,064,920
                                                                                --------------
----------------------------------------------------------------------------------------------
MANUFACTURING - 1.6%
CHEMICALS & ALLIED PRODUCTS - 0.1%
Agricultural Minerals Co., LP,
  10.750% 09/30/03                                                    40,000            39,600
AmerisourceBergen Corp.,
  8.125% 09/01/08                                                    135,000           143,100
Hanson Overseas BV,
  6.750% 09/15/05                                                    850,000           892,653
Huntsman ICI Holdings LLC,
  (c) 12/31/09                                                       510,000           102,000
HydroChem Industrial Services,
  10.375% 08/01/07                                                    50,000            32,500
Lyondell Chemical Co.,
  9.625% 05/01/07                                                     50,000            48,000
Messer Griesheim Holding AG,
  10.375% 06/01/11                                                   245,000           216,294
Sterling Chemicals, Inc.,
  11.250% 04/01/07                                                   100,000            27,000
Terra Industries, Inc.,
  10.500% 06/15/05                                                    50,000            37,000
Texas Petrochemical Corp.,
  11.125% 07/01/06                                                    50,000            40,000
                                                                                --------------
                                                                                     1,578,147
                                                                                --------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
Clear Channel Communications, Inc.,
  8.000% 11/01/08                                                  1,000,000         1,062,500
Flextronics International Ltd.,
  9.875% 07/01/10                                                    530,000           551,200
Potlatch Corp.,
  10.000% 07/15/11                                                 1,000,000         1,030,000
                                                                                --------------
                                                                                     2,643,700
                                                                                --------------
FABRICATED METAL- 0.0%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                                     30,000            27,150
Euramax International, PLC,
  11.250% 10/01/06                                                    70,000            63,000
                                                                                --------------
                                                                                        90,150
                                                                                --------------
FOOD & KINDRED PRODUCTS - 0.0%
Premier International Foods PLC,
  12.000% 09/01/09                                                   100,000           103,000
                                                                                --------------
LUMBER & WOOD PRODUCTS - 0.3%
Georgia Pacific Corp.,
  8.125% 05/15/11                                                  4,000,000         4,071,040
                                                                                --------------
MACHINERY & COMPUTER EQUIPMENT - 0.0%
Sequa Corp.,
  8.875% 04/01/08                                                    500,000           440,000
Tritel PCS, Inc.,
  10.375% 01/15/11                                                    40,000            45,900
                                                                                --------------
                                                                                       485,900
                                                                                --------------
MEASURING & ANALYZING INSTRUMENTS - 0.0%
Envirosource, Inc.,
  14.000% 12/15/08                                                     9,722             7,778
                                                                                --------------
MISCELLANEOUS MANUFACTURING - 0.1%
Actuant Corp.,
  13.000% 05/01/09                                                    20,000            20,900
American Standard, Inc.
  7.375% 04/15/05                                                    500,000           510,000
Koppers Industries, Inc.,
  9.875% 12/01/07                                                     60,000            58,800
Lear Corp.,
  7.960% 05/15/05                                                    500,000           501,480
Polymer Group, Inc.,
  9.000% 07/01/07                                                     45,000            17,550
Tekni-Plex, Inc.,
  12.750% 06/15/10                                                   555,000           499,500
Werner Holding Co.,
  10.000% 11/15/07                                                    50,000            45,250
                                                                                --------------
                                                                                     1,653,480
                                                                                --------------
PAPER PRODUCTS - 0.1%
Corp Durango Sa Cv,
  13.125% 08/01/06                                                    40,000            36,200
Flowserve Corp.,
  12.250% 08/15/10                                                    30,000            31,800
Gaylord Container Corp.
  9.750% 06/15/07                                                    100,000            80,000
Riverwood International Corp.,
  10.875% 04/01/08                                                   150,000           145,875
Tembec Industries, Inc.:
  8.500% 02/01/11                                                     20,000            20,900
  8.625% 06/30/09                                                  1,000,000         1,045,000
                                                                                --------------
                                                                                     1,359,775
                                                                                --------------
PETROLEUM REFINING - 0.0%
Benton Oil & Gas Co.,
  11.625% 05/01/03                                                    10,000             7,000
Pennzoil-Quaker State,
  10.000% 11/01/08                                                   240,000           243,000
                                                                                --------------
                                                                                       250,000
                                                                                --------------
PRIMARY METAL - 0.1%
Bayou Steel Corp.,
  9.500% 05/15/08                                                     50,000            28,000
Kaiser Aluminum & Chemcial Corp.,
  10.875% 10/15/06                                                   630,000           491,400
Renco Metals, Inc.,
  11.500% 07/01/03(d)                                                 50,000             6,500
WCI Steel Inc.,
  10.000% 12/01/04                                                   580,000           377,000
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07(d)                                                 100,000             3,000
                                                                                --------------
                                                                                       905,900
                                                                                --------------
PRINTING & PUBLISHING - 0.5%
Cable Satisfaction International, Inc.,
  12.750% 03/01/10                                                    10,000             4,900
Viacom, Inc.
  7.875% 07/30/30                                                  5,750,000         6,437,873
                                                                                --------------
                                                                                     6,442,773
                                                                                --------------
STONE, CLAY, GLASS & CONCRETE - 0.1%
Owens-Illinois, Inc.,
  7.350% 05/15/08                                                    900,000           706,500
                                                                                --------------
TRANSPORTATION EQUIPMENT - 0.1%
Collins & Aikman Products Co.,
  11.500% 04/15/06                                                    45,000            40,050
LDM Technologies, Inc.,
  10.750% 01/15/07                                                    50,000            21,000
Lear Corp.,
  8.110% 05/15/09                                                    500,000           503,715
                                                                                --------------
                                                                                       564,765
                                                                                --------------
MINING & ENERGY - 1.4%
CRUDE PETROLEUM & NATURAL GAS - 0.3%
Union Oil Co. of California,
  7.200% 05/15/05                                                  3,000,000         3,191,940
                                                                                --------------
GOLD & SILVER MINING - 0.0%
Callahan Nordrhein-Westfalen Gmbh,
  14.000% 07/15/10                                                    25,000            16,500
                                                                                --------------
OIL & GAS EXTRACTION - 0.4%
El Paso Energy Corp.,
  8.500% 06/01/11                                                    100,000           105,000
HS Resources, Inc.,
  9.250% 11/15/06                                                     40,000            41,900
Magnum Hunter Resources, Inc.,
  10.000% 06/01/07                                                    65,000            61,750
Mariner Energy, Inc.,
  10.500% 08/01/06                                                    45,000            42,750
Ocean Energy, Inc.,
  8.875% 07/15/07                                                  1,000,000         1,050,850
Pemex Project Funding Master Trust:
  8.500% 02/15/08                                                  1,070,000         1,151,288
  9.125% 10/13/10                                                  1,220,000         1,284,050
Pogo Producing Co.,
  8.250% 04/15/11                                                    525,000           531,563
Vintage Petroleum, Inc.,
  9.750% 06/30/09                                                    100,000           106,750
                                                                                --------------
                                                                                     4,375,901
                                                                                --------------
OIL & GAS FIELD SERVICES - 0.7%
Devon Financing Corp.,
  6.875% 09/30/11                                                  4,250,000         4,252,380
Enron Corp.,
  6.750% 07/01/05 (f)                                              3,000,000         2,460,000
Magellan Health Services, Inc.,
  9.000% 02/15/08                                                     95,000            92,150
Pioneer Natural Resources Co.,
  9.625% 04/01/10                                                  1,000,000         1,100,000
                                                                                --------------
                                                                                     7,904,530
                                                                                --------------
----------------------------------------------------------------------------------------------
RETAIL TRADE - 0.7%
FOOD STORES - 0.6%
Safeway Inc.,
  3.625% 11/05/03                                                  6,750,000         6,763,500
Smithfield Foods Inc.,
  8.000% 10/15/09                                                    275,000           285,313
Winn-Dixie Stores, Inc.,
  8.875% 04/01/08                                                    395,000           376,238
                                                                                --------------
                                                                                     7,425,051
                                                                                --------------
GENERAL MERCHANDISE STORES - 0.1%
Dayton Hudson Co.,
  6.400% 02/15/03                                                    750,000           783,203
                                                                                --------------
MISCELLANEOUS RETAIL - 0.0%
Steinway Music Instrument,
  8.750% 04/15/11                                                    250,000           227,500
                                                                                --------------
----------------------------------------------------------------------------------------------
SERVICES - 1.5%
AMUSEMENT & RECREATION - 0.1%
Ameristar Casinos, Inc.,
  10.750% 02/15/09                                                    30,000            31,500
Anchor Gaming,
  9.875% 10/15/08                                                     25,000            27,125
Coast Hotels & Casinos, Inc.,
  9.500% 04/01/09                                                     80,000            79,200
Hollywood Casino Corp.,
  11.250% 05/01/07                                                   485,000           509,250
Hollywood Park, Inc.,
  9.500% 08/01/07                                                     25,000            20,750
Horseshoe Gaming, LLC,
  9.375% 06/15/07                                                     75,000            79,125
International Game Technology,
  8.375% 05/15/09                                                  1,000,000         1,050,000
Six Flags Inc.,
  9.500% 02/01/09                                                     20,000            20,000
                                                                                --------------
                                                                                     1,816,950
                                                                                --------------
BUSINESS SERVICES - 0.4%
Federal Express Corp.,
  7.500% 01/15/18                                                  4,158,304         4,550,058
                                                                                --------------
HEALTH SERVICES - 0.9%
Bio-Rad Laboratories, Inc.,
  11.625% 02/15/07                                                    85,000            94,350
Dynacare, Inc.
  10.750% 01/15/06                                                    45,000            46,800
HCA-The Healthcare Co.,
  8.750% 09/01/10                                                  1,500,000         1,695,000
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                                  1,500,000         1,620,195
Tenet Healthcare Corp.:
  5.375% 11/15/06                                                  4,590,000         4,568,427
  8.000% 01/15/05                                                  1,000,000         1,080,000
  8.125% 12/01/08                                                    100,000           107,500
  8.625% 01/15/07                                                  1,000,000         1,045,000
                                                                                --------------
                                                                                    10,257,272
                                                                                --------------
OTHER SERVICES - 0.1%
Intertek Finance, PLC,
  10.250% 11/01/06                                                   900,000           846,000
                                                                                --------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 5.0%
FUNERAL SERVICES - 0.0%
Service Corp International,
  7.700% 04/15/09                                                    170,000           158,100
                                                                                --------------
AIR TRANSPORTATION - 0.2%
Lockheed Martin Corp.,
  7.250% 05/15/06                                                  2,000,000         2,185,280
Northwest Airlines, Inc.,
  8.875% 06/01/06                                                    500,000           376,950
U.S. Air, Inc.,
  10.375% 03/01/13                                                   605,000           381,150
                                                                                --------------
                                                                                     2,943,380
                                                                                --------------
BROADCASTING - 0.0%
Allbritton Communications Co.,
  9.750% 11/30/07                                                     50,000            51,750
Cumulus Media, Inc.,
  10.375% 07/01/08                                                    25,000            25,000
LIN Holding Corp.,
  (c) 03/01/08
  (10.000% 03/01/03)                                                 100,000            70,000
SBA Communication Corp.,
  10.250% 02/01/09                                                    30,000            24,150
Sinclair Broadcast Group, Inc.,
  9.000% 07/15/07                                                     40,000            38,800
                                                                                --------------
                                                                                       209,700
                                                                                --------------
CABLE - 1.2%
Adelphia Communications Corp.,
  8.375% 02/01/08                                                    200,000           175,000
CSC Holdings, Inc.,
  8.125% 07/15/09                                                  1,000,000         1,037,280
Charter Communications Holding LLC:
  11.125% 01/15/11                                                   500,000           528,750
  (c) 04/01/11
  (9.920% 04/01/04)                                                  200,000           141,000
Comacast Cable Communications, Inc.,
  8.375% 05/01/07                                                  3,000,000         3,418,920
Continental Cablevision, Inc.,
  8.875% 09/15/05                                                  3,000,000         3,398,700
EchoStar DBS Corp.,
  9.250% 02/01/06                                                    470,000           478,225
FrontierVision Holdings LP,
  (c) 09/15/07
  (11.875% 09/15/01)                                                 160,000           161,600
Insight Communication,
  (c) 02/15/11
  (12.250% 02/15/02)                                                  30,000            16,800
Northland Cable Television, Inc.,
  10.250% 11/15/07                                                    65,000            44,200
Rogers Cablesystems Ltd.,
  10.000% 12/01/07                                                 1,000,000         1,050,000
TCI Communications, Inc.,
  8.650% 09/15/04                                                  3,000,000         3,306,870
Telewest Communication PLC,
  11.000% 10/01/07                                                   100,000            77,500
  11.250% 11/01/08                                                     5,000             4,100
                                                                                --------------
                                                                                    13,838,945
                                                                                --------------
COMMUNICATIONS - 0.0%
Time Warner Telecom LLC,
  9.750% 07/15/08                                                    260,000           195,000
                                                                                --------------
ELECTRIC, GAS & SANITARY SERVICES - 0.1%
CMS Energy Corp.:
  9.875% 10/15/07                                                  1,025,000         1,099,313
  8.900% 07/15/08                                                    250,000           258,125
                                                                                --------------
                                                                                     1,357,438
                                                                                --------------
ELECTRIC SERVICES - 1.0%
AES Corp.:
  9.375% 09/15/10                                                  1,000,000           927,500
  9.500% 06/01/09                                                     65,000            61,100
Agco Corp.,
  9.500% 05/01/08                                                    250,000           258,750
Cleveland Electric Illuminating Co.,
  6.860% 10/01/08                                                  1,000,000         1,037,910
Calpine Corp.,
  8.500% 05/01/08                                                    225,000           231,451
Carolina Power & Light Co.,
  6.800% 08/15/07                                                  3,000,000         3,273,900
Israel Electric Corp., Ltd.,
  7.750% 03/01/09                                                  1,000,000         1,061,270
PSE+G Energy Holdings,
  8.625% 02/15/08                                                  1,000,000         1,073,210
Texas Utilities Electric Co.:
  7.170% 08/01/07                                                  2,000,000         2,235,020
  8.250% 04/01/04                                                  1,000,000         1,095,300
                                                                                --------------
                                                                                    11,255,411
                                                                                --------------
MOTOR FREIGHT & WAREHOUSING - 0.0%
MTL, Inc.,
  10.000% 06/15/06                                                    25,000            10,750
                                                                                --------------
SANITARY SERVICES - 0.1%
Allied Waste North America, Inc.:
  7.875% 01/01/09                                                  1,000,000           995,000
  10.000% 08/01/09                                                    90,000            91,350
                                                                                --------------
                                                                                     1,086,350
                                                                                --------------
TELECOMMUNICATION - 2.4%
AirGate PCS, Inc.,
  (c) 10/01/09
  (13.500% 10/01/04)                                                  40,000            28,800
AOL Time Warner, Inc.,
  6.750% 04/15/11                                                  7,000,000         7,283,920
British Sky Broadcasting, 8.200% 07/15/09                          1,000,000         1,032,770
Cable & Wireless Optus Ltd., 8.000% 06/22/10                       5,695,000         6,301,005
Calpine Corp.,
  8.625% 08/15/10                                                    500,000           524,650
Carrier1 International SA,
  13.250% 02/15/09                                                    50,000             6,500
GTE Corp.,
  6.840% 04/15/18                                                  3,000,000         3,023,370
Horizon PCS Inc.,
  (c) 10/01/10
  (14.000% 10/01/05)                                                  45,000            21,600
Hyperion Telecommunications, Inc.,
  (c) 04/15/03
  (13.000% 06/11/01)                                                  50,000             5,500
McLeodUSA, Inc.:
  11.375% 01/01/09                                                    55,000            14,850
  (c) 03/01/07
  (10.500% 03/01/02)                                                  30,000             6,300
Nextel Communications, Inc.:
  9.375% 11/15/09                                                    600,000           420,000
  (c) 10/31/07
  (9.750% 10/31/02)                                                   85,000            53,125
Nextel International, Inc.:
  12.750% 08/01/10                                                    70,000             7,000
  (c) 04/15/07
  (13.000% 04/15/02)                                                  35,000             3,150
  (c) 04/15/08
  (12.125% 04/15/03)                                                  25,000               750
Nextel Partners, Inc.,
  11.000% 03/15/10                                                    50,000            35,500
Ono Finance PLC:
  13.000% 05/01/09                                                    50,000            35,000
  14.000% 07/15/10                                                    55,000            35,674
  14.000% 02/15/11                                                    30,000            21,000
Pacific Bell,
  6.875% 08/15/06                                                  2,000,000         2,192,000
Rogers Cantel, Inc.,
  9.750% 06/01/16                                                    100,000            99,000
Telecorp PCS, Inc.,
  10.625% 07/15/10                                                    25,000            29,000
Time Warner Telecom LLC,
  10.125% 02/01/11                                                    80,000            60,000
Winstar Communications, Inc., 12.500% 04/15/08(d)                    525,000             4,594
WorldCom, Inc.:
  6.950% 08/15/28                                                  1,000,000           873,790
  8.250% 05/15/31                                                  5,900,000         5,991,705
                                                                                --------------
                                                                                    28,110,553
                                                                                --------------
Total Corporate Fixed-Income Bonds & Notes
   (cost of $204,484,770)                                                          192,764,649
                                                                                --------------
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS - 2.6%
Bonos Y Oblig Del Estado, 6.000% 01/31/08                          1,108,000         1,090,585
Buoni Poliennali Del Tes, 5.250% 08/01/11                          2,830,000         2,657,755
Bulgaria Brady Floating Rate (IAB),
  6.313% 07/28/11                                                    213,840           167,864
Bulgaria-Brady Floating Rate, Series A,
  6.688% 07/28/24                                                    650,000           510,250
Deutchland Republic:
  5.250% 07/04/10                                                  1,430,000         1,369,760
  6.000% 01/05/06                                                  1,818,000         1,780,393
Federal Republic of Brazil, 12.000% 11/17/06                         400,000           343,548
French Treasury Note,
  5.000% 07/12/05                                                  1,480,000         1,395,921
Government of Canada:
  5.500% 06/01/09                                                    900,000           593,874
  6.000% 09/01/05                                                    965,000           654,301
Government of France:
  4.000% 10/25/09                                                    580,000           509,587
  6.750% 10/25/04                                                    547,000           538,346
Government of New Zealand:
  6.000% 11/15/11                                                  1,032,000           419,154
  8.000% 11/15/06                                                  1,500,000           681,985
Government of Norway:
  6.000% 05/16/11                                                 10,580,000         1,201,596
  9.500% 10/31/02                                                  6,150,000           712,516
Hellenic Republic,
  8.600% 03/26/08                                                    350,000           387,911
Ministry Finance Russia Governement B,
  9.000% 03/25/04                                                    150,000            69,020
Ontario (Province of),
  6.25% 03/08/05                                                     550,000           373,087
Poland Government Bond,
  8.500% 10/12/04                                                  2,077,000           470,499
  8.500% 05/12/06                                                  2,962,000           670,976
Poland PDI,
  6.000% 10/27/14                                                    762,300           751,780
Republic Of Argentina,
  12.38% 02/21/12                                                    700,000           329,000
Republic of Brazil:
  8.000% 04/15/14                                                    615,705           420,219
  11.000% 08/17/40                                                   453,000           302,378
  11.250% 07/26/07                                                 1,260,000         1,102,500
  12.750% 01/15/20                                                   300,000           237,750
Republic of Colombia:
  9.750% 04/23/09                                                    300,000           300,750
  9.750% 04/09/11                                                    310,194           322,602
  11.375% 01/31/08                                                   150,000           137,222
Republic of Ecuador,
  12.00% 11/15/12                                                    410,000           270,190
Republic of Panama,
  10.750% 05/15/20                                                 1,215,000         1,245,375
Republic of South Africa, 13.000% 08/31/10                         5,390,000           654,076
Republic of Venezuela:
  4.750% 12/18/07                                                    619,040           490,589
  9.250% 09/15/27                                                  2,000,000         1,329,000
Russian Federation:
  11.000% 07/24/18                                                 1,619,000         1,449,005
  11.750% 06/10/03                                                 1,000,000         1,053,400
United Kingdom, Treasury:
  6.750% 11/26/04                                                    260,000           404,080
  7.500% 12/07/06                                                    685,000         1,129,288
United Mexican States:
  8.300% 08/15/31                                                    875,000           832,125
  9.875% 02/01/10                                                    308,000           342,702
  10.375% 01/29/03                                                   770,000           372,924
Western Australia Treasury Corp.,
  10.000% 07/15/05                                                   900,000           535,333
                                                                                --------------
                                                                                    30,611,216
                                                                                --------------
Total Foreign Government & Agency Obligations
  (cost of $30,639,679)                                                             30,611,216
                                                                                --------------
PREFERRED STOCKS - 0.4%                                              SHARES
----------------------------------------------------------------------------------------------

MANUFACTURING - 0.4%
MEASURING & ANALYZING INSTRUMENTS - 0.4%
Anthem, Inc.                                                          55,700         2,332,716
Fresenius AG                                                          21,000         1,693,148
                                                                                --------------
                                                                                     4,025,864
                                                                                --------------
----------------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 0.0%
BROADCASTING - 0.0%
Granite Broadcasting Corp., 12.75% PIK                                    36             6,861
PriMedia Inc., 9.20%                                                     500            22,500
                                                                                --------------
                                                                                        29,361
                                                                                --------------
CABLE - 0.0%
CSC Holdings Limited,
  11.125% PIK                                                          1,224           127,312
                                                                                --------------
COMMUNICATIONS - 0.0%
Dobson Communication Corp.,
  12.25% PIK                                                             (e)               421
                                                                                --------------
ENVIRONMENT & HOUSING PROGRAMS - 0.0%
Envirosource Inc.                                                        200                36
Envirosource Inc.                                                         50             2,315
                                                                                --------------
                                                                                         2,351
                                                                                --------------
TRANSPORTATION EQUIPMENT - 0.0%
Volkswagen AG                                                         42,000         1,074,534
                                                                                --------------
Total Preferred Stocks
  (cost of $6,230,791)                                                               5,259,843
                                                                                --------------

WARRANTS - 0.0%                                                       UNITS
----------------------------------------------------------------------------------------------

CABLE - 0.0%
Cable Satisfaction International, Inc.,
  expires 03/01/05                                                        10               (e)
                                                                                --------------
TELECOMMUNICATIONS - 0.0%
Carrier 1 International,
  expires 02/19/09                                                        21               (e)
Horizon PCS Inc.,
  expires 10/01/03                                                        45             1,800
Jazztel PLC,
  expires 02/01/10                                                     2,065             3,721
Ono Finance PLC,
  expires 05/31/09                                                        50             1,000
                                                                                --------------
                                                                                         6,521
                                                                                --------------
Total Warrants
  (cost of $8,696)                                                                       6,521
                                                                                --------------

SHORT-TERM OBLIGATION - 7.4%                                              PAR
----------------------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd., dated 10/31/01,
  due 11/01/01 at 2.570%, collateralized by U.S. Treasury
  Bonds with various maturities to 2070, market value
  $90,371,864 (repurchase proceeds $87,256,229)
  (cost of $87,250,000)                                         $ 87,250,000      $ 87,250,000
                                                                                --------------
TOTAL INVESTMENTS - 101.7%
  (cost of $1,214,985,068) (g)                                                   1,200,950,429
                                                                                --------------
OTHER ASSETS &
 LIABILITIES, NET - (1.7%)
                                                                                   (20,331,223)
                                                                                --------------
NET ASSETS - 100.%                                                              $1,180,619,206
                                                                                --------------

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) This security, or a portion thereof, with a total market value of $ 2,369,060, is being used to collateralize open futures contracts listed below.
(c) Zero coupon bond. Shown parenthetically, for stepped coupon bonds, is the interest rate to be paid and the date the Fund will begin accruing this rate.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) Rounds to less than one.
(f) As of October 31, 2001, the Fund held shares and bonds of Enron Corp., representing 0.3%
    and 0.2% of net assets, respectively. Enron Corp. filed bankruptcy protection  under Chapter 11 on December 2, 2001.
(g) Cost for federal income tax purposes is $1,218,568,862.

Short futures contracts open at October 31, 2001:

                              PAR VALUE                          UNREALIZED
                              COVERED BY       EXPIRATION       DEPRECIATION
TYPE                          CONTRACTS           MONTH         AT 10/31/01
--------------------------------------------------------------------------------
Treasury Bond                 $6,500,000        December         ($22,471)

Forward currency contracts open at October 31, 2001:

                                                               NET UNREALIZED
                                                               APPRECIATION/
     CONTRACTS                                SETTLEMENT        DEPRECIATION
     TO DELIVER        IN EXCHANGE FOR           DATE             (U.S.$)
--------------------------------------------------------------------------------
CD           452,000  US$  284,488             11/07/01          $ 10,744
EU         2,014,700  US$  1,814,027       11/13/01-11/16/01      (26,188)
UK           571,000  US$  830,390             11/13/01           (15,370)
NO        11,018,000  US$  1,237,582           11/13/01           (24,811)
                                                                 --------
                                                                 $(55,625)
                                                                 --------

                ACRONYM                                 NAME
                -------                                 ----
                  ADR                       American Depositary Receipt
                  PIK                             Payment In Kind

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

October 31, 2001
ASSETS:
Investments at value
  (cost of $1,214,985,068)                                  $1,200,950,429
Foreign currency, at value
  (cost of $7,181)                                                   6,207
Receivable for:
  Investments sold                                               5,115,384
  Fund shares sold                                                 256,045
  Interest                                                       6,017,486
  Dividends                                                        834,794
  Deferred Trustees" fee                                             8,143
Other assets                                                        14,897
                                                            --------------
    Total Assets                                             1,213,203,385
                                                            --------------
LIABILITIES:
Payable due to custodian                                         3,946,391
Payable for:
  Investments purchased                                         25,809,265
  Fund shares repurchased                                        1,612,954
  Management fee                                                   542,524
  Transfer agent fee                                               288,645
  Trustees" fee                                                        500
  Bookkeeping fee                                                   36,820
  Deferred Trustees' fee                                             8,143
Unrealized depreciation on forward
  foreign currency contracts                                        55,625
Variation margin for futures
  contracts                                                         22,076
Other liabilities                                                  261,236
                                                            --------------
    Total Liabilities                                           32,584,179
                                                            --------------
NET ASSETS                                                  $1,180,619,206
                                                            --------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                             $1,204,854,385
Undistributed net investment
  income                                                         2,882,499
Accumulated net realized loss                                  (12,999,201)
Net unrealized appreciation
 (depreciation) on:
  Investments                                                  (14,034,639)
  Foreign currency translations                                    (61,367)
  Futures contracts                                                (22,471)
                                                            --------------
NET ASSETS                                                  $1,180,619,206
                                                            --------------
Net Asset Value and Redemption
  Price Per Share - Class A
  ($757,467,154/100,625,617)                                       $  7.53(a)
                                                            --------------
Maximum Offering Price Per Share - Class A ($7.53/0.9425)          $  7.99(b)
                                                            --------------

Net Asset Value and Offering Price Per Share - Class B
  ($412,639,385/54,917,297)                                        $  7.51(a)
                                                            --------------
Net Asset Value and Offering Price Per Share - Class C
  ($10,462,718/1,395,419)                                          $  7.50(a)
                                                            --------------
Net Asset Value, Offering and Redemption Price Per Share -
  Class Z ($49,949/6,279)                                          $  7.95
                                                            --------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended October 31, 2001

INVESTMENT INCOME:
Dividends                                                    $  10,587,605
Interest (including income on securities
  loaned of $141,150)                                           35,669,563
                                                             -------------
  Total Investment Income (net of foreign
    taxes withheld of $341,302)                                 46,257,168

EXPENSES:
Management fee                              $ 7,294,743
Distribution fee:
  Class B                                     3,958,896
  Class C                                        79,746
Service fee:
  Class A                                     1,844,975
  Class B                                     1,208,474
  Class C                                        24,704
Bookkeeping fee                                 457,323
Transfer agent fee                            3,724,106
Trustees' fee                                    40,500
Merger fee                                      122,744
Other expenses                                  553,042
                                            -----------
  Total Expenses                             19,309,253
                                                             -------------
Net Investment Income                                           26,947,915
                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY
  AND FUTURES CONTRACTS:
Net realized loss on:
  Investments                                                   (3,080,996)
  Foreign currency transactions                                   (334,309)
  Futures contracts                                             (1,986,167)
                                                             -------------
    Net realized loss                                           (5,401,472)
                                                             -------------
Net change in unrealized appreciation/
  depreciation on:
  Investments                                                 (273,197,103)
  Foreign currency translations                                    (12,963)
  Futures contracts                                                (22,471)
                                                             -------------
    Net change in unrealized
      appreciation/depreciation                               (273,232,537)
                                                             -------------
Net Loss                                                      (278,634,009)
                                                             -------------
Decrease in Net Assets from Operations                       $(251,686,094)
                                                             -------------
See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
INCREASE (DECREASE)                                         ----------------------------------
IN NET ASSETS                                                     2001               2000
----------------------------------------------------------------------------------------------
OPERATIONS:
Net Investment Income                                       $    26,947,915    $    24,465,769
Net realized gain (loss) on investments, foreign currency
  transactions and futures contracts                             (5,401,472)       163,258,323
Net change in unrealized appreciation/depreciation on
  investments, foreign currency translations and futures
  contracts                                                    (273,232,537)       (65,568,250)
                                                            ---------------    ---------------
Net Increase (Decrease) from Operations                        (251,686,094)       122,155,842
                                                            ---------------    ---------------
DISTRIBUTIONS DECLARED TO  SHAREHOLDERS:
From  net investment income:
  Class A                                                       (18,564,461)       (16,794,694)
  Class B                                                        (8,173,097)        (7,336,186)
  Class C                                                          (164,928)           (79,613)
  Class Z                                                              (625)               (66)
From net realized capital gains:
  Class A                                                       (85,056,743)      (101,838,089)
  Class B                                                       (58,164,378)       (77,115,383)
  Class C                                                          (644,950)          (968,699)
  Class Z                                                            (4,029)              (329)
                                                            ---------------    ---------------
Total Distributions Declared to Shareholders                   (170,773,211)      (204,133,059)
                                                            ---------------    ---------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                 131,869,578         59,243,013
  Proceeds issued in connection with merger                      45,294,614               --
  Distributions reinvested                                       92,834,852        107,225,092
  Redemptions                                                  (135,814,275)      (182,197,059)
                                                            ---------------    ---------------
  Net Increase (Decrease)                                       134,184,769        (15,728,954)
                                                            ---------------    ---------------
Class B:
  Subscriptions                                                  46,239,494         64,731,517
  Proceeds issued in connection with merger                      86,285,205               --
  Distributions reinvested                                       62,514,345         80,010,875
  Redemptions                                                  (218,763,912)      (210,987,235)
                                                            ---------------    ---------------
  Net Decrease                                                  (23,724,868)       (66,244,843)
                                                            ---------------    ---------------
Class C:
  Subscriptions                                                   2,744,324          1,767,788
  Proceeds issued in connection with merger                       6,938,074               --
  Distributions reinvested                                          735,897            992,963
  Redemptions                                                    (3,576,571)        (4,861,746)
                                                            ---------------    ---------------
  Net Increase (Decrease)                                         6,841,724         (2,100,995)
                                                            ---------------    ---------------
Class Z:
  Subscriptions                                                      54,111               --
  Distributions reinvested                                              388                396
                                                            ---------------    ---------------
  Net Increase                                                       54,499                396
                                                            ---------------    ---------------
Net Increase (Decrease) from Share Transactions                 117,356,124        (84,074,396)
                                                            ---------------    ---------------
Total Decrease in Net Assets                                   (305,103,181)      (166,051,613)
                                                            ---------------    ---------------
NET ASSETS:
Beginning of period                                         $ 1,485,722,387    $ 1,651,774,000
                                                            ---------------    ---------------
End of period (including undistributed net investment
  income of $2,882,499 and $2,965,449, respectively)        $ 1,180,619,206    $ 1,485,722,387
                                                            ---------------    ---------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                  15,969,220          5,785,009
  Issued in connection with merger                                5,086,691               --
  Issued for distributions reinvested                            10,480,855         10,805,428
  Redemptions                                                   (16,293,210)       (17,839,781)
                                                            ---------------    ---------------
  Net Increase (Decrease)                                        15,243,556         (1,249,344)
                                                            ---------------    ---------------
Class B:
  Subscriptions                                                   5,451,027          6,343,383
  Issued in connection with merger                                9,705,191               --
  Issued for distributions reinvested                             7,028,550          8,060,621
  Redemptions                                                   (26,469,059)       (20,694,394)
                                                            ---------------    ---------------
  Net Decrease                                                   (4,284,291)        (6,290,390)
                                                            ---------------    ---------------
Class C:
  Subscriptions                                                     327,026            172,641
  Issued in connection with merger                                  781,666               --
  Issued for distributions reinvested                                83,894            100,173
  Redemptions                                                      (435,821)          (476,157)
                                                            ---------------    ---------------
  Net Increase (Decrease)                                           756,765           (203,343)
                                                            ---------------    ---------------
Class Z:
  Subscriptions                                                       5,924               --
  Issued for distributions reinvested                                    42                 38
                                                            ---------------    ---------------
  Net Increase                                                        5,966                 38
                                                            ---------------    ---------------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

The Liberty Fund (the "Fund"), a series of Liberty Funds Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and capital growth and secondarily, capital preservation. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B share are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On February 2, 2001, Liberty Strategic Balanced Fund Class A Shares, Class B Shares and Class C Shares merged into The Liberty Fund's Class A Shares, Class B Shares and Class C Shares, respectively. The transfer of assets was as follows:

                                 MUTUAL FUND
         SHARES                  NET ASSETS              UNREALIZED
         ISSUED                   RECEIVED             APPRECIATION(1)
     --------------         --------------------         -----------
       15,573,548               $138,517,893             $14,503,908

                                NET ASSETS OF
                              LIBERTY STRATEGIC         NET ASSETS OF
      NET ASSETS OF               BALANCED                THE FUND
     THE FUND PRIOR           FUND IMMEDIATELY        IMMEDIATELY AFTER
     TO COMBINATION         PRIOR TO COMBINATION         COMBINATION
     --------------         --------------------         -----------
     $1,396,758,189             $138,517,893           $1,535,276,082

(1) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

SECURITIES LENDING:

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees.

These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 2001, there were no securities out on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                         CAPITAL LOSS
             EXPIRATION                       CARRYFORWARD
             ----------                       ------------
                2007                           $4,426,086
                2009                            5,011,398
                                               ----------
                                               $9,437,484

The capital loss carryforward expiring in 2007 was acquired in the merger with the Liberty Strategic Balanced Fund. The availability for use in offsetting any future realized gains may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective November 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets, but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. Management of the Fund believes that the impact of adopting this principle will not be material to the financial statements.

DISTRIBUTION TO SHAREHOLDERS:

Distributions to shareholders are recorded on ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                              UNDISTRIBUTED NET        ACCUMULATED NET
     PAID-IN CAPITAL          INVESTMENT INCOME         REALIZED LOSS
---------------------------------------------------------------------------
       $4,292,753                $(127,752)             $(4,165,001)

These differences are primarily due to foreign currency transactions, merger expenses and paydown reclassifications. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FUTURES CONTRACTS:

During the year ended October 31, 2001, the Fund entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of their securities or as a temporary substitute for the purchase on individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the security being hedged.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Refer to the Investment Portfolio for a summary of open futures contracts at October 31, 2001.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $1 billion                       0.55%
Over $1 billion                        0.50%

Nordea Securities, Inc., which does business in the U.S. as Nordea Investment Management ("Nordea"), has been retained by the Advisor as sub-advisor to manage a portion of the Fund's foreign securities. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net asset value of that portion of the Fund's assets under management by Nordea.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transaction plus reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $95,051 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $7,140, $954,200,and $1,147 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the net assets attributable to outstanding Class A and Class B shares issued prior to April 1, 1989 and (2) 0.25% of the net asses attributable to outstanding Class A, Class B and Class C shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the year ended October 31, 2001, the Fund's service fee was 0.23%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2001, purchases and sales of investments other than short-term obligations, were $906,568,350 and $718,415,332 of which $45,401,768 and $58,156,955, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was:

Gross unrealized appreciation             $  119,836,718
Gross unrealized depreciation               (137,455,151)
                                          --------------
    Net unrealized depreciation           $  (17,618,433)
                                          --------------

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets or up to $200,000,000 under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no borrowings under the line of credit for the year ended October 31, 2001.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended ended October 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. for the year ended October 31, 2001 were $64,198.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period are as follows:

                                                                     YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------------------------
CLASS A SHARES                               2001             2000           1999            1998            1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     10.24     $     10.81     $     10.38     $     11.16     $      9.49
                                          -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                         0.19            0.19            0.21            0.24            0.16
Net realized and unrealized gain (loss)
  on investments                                (1.70)           0.63            0.89            0.68            2.23
                                          -----------     -----------     -----------     -----------     -----------
Total Income from Investment Operations         (1.51)           0.82            1.10            0.92            2.39
                                          -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      (0.20)          (0.19)          (0.23)          (0.25)          (0.15)
From net realized capital gains                 (1.00)          (1.20)          (0.44)          (1.45)          (0.57)
                                          -----------     -----------     -----------     -----------     -----------
Total Distributions Declared to
  Shareholders                                  (1.20)          (1.39)          (0.67)          (1.70)          (0.72)
                                          -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD            $      7.65     $     10.24     $     10.81     $     10.38     $     11.16
                                          -----------     -----------     -----------     -----------     -----------
Total return(b)                                (16.38)%          8.16%          10.94%           9.08%          26.83%
                                          -----------     -----------     -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses(c)                                      1.13%           1.06%           1.12%           1.12%           1.14%
Net investment income(c)                         2.29%           1.88%           2.02%           2.22%           1.56%
Portfolio turnover rate                            55%             78%             74%             69%             71%
Net assets, end of period (000's)         $   757,467     $   874,225     $   936,331     $   936,639     $   913,956

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The  benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

                                                                     YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------------------------
CLASS B SHARES                               2001             2000           1999            1998            1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     10.22     $     10.79     $     10.36     $     11.14     $      9.48
                                          -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                         0.13            0.12            0.14            0.16            0.08
Net realized and unrealized gain (loss)
  on investments                                (1.71)           0.62            0.88            0.68            2.22
                                          -----------     -----------     -----------     -----------     -----------
Total Income from Investment Operations         (1.58)           0.74            1.02            0.84            2.30
                                          -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      (0.13)          (0.11)          (0.15)          (0.17)          (0.07)
From net realized capital gains                 (1.00)          (1.20)          (0.44)          (1.45)          (0.57)
                                          -----------     -----------     -----------     -----------     -----------
Total Distributions Declared to
  Shareholders                                  (1.13)          (1.31)          (0.59)          (1.62)          (0.64)
                                          -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD            $      7.51     $     10.22     $     10.79     $     10.36     $     11.14
                                          -----------     -----------     -----------     -----------     -----------
Total return(b)                                (17.05)%          7.33%          10.11%           8.27%          25.81%
                                          -----------     -----------     -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses(c)                                      1.88%           1.81%           1.88%           1.87%           1.89%
Net investment income(c)                         1.54%           1.13%           1.26%           1.47%           0.81%
Portfolio turnover rate                            55%             78%             74%             69%             71%
Net assets, end of period (000's)         $   412,639     $   604,975     $   706,366     $   653,476     $   577,539

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------------------------
CLASS C SHARES                               2001             2000           1999            1998            1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     10.21     $     10.78     $     10.35     $     11.15     $     11.32
                                          -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                         0.13            0.12            0.14            0.15            0.20
Net realized and unrealized gain (loss)
on investments                                  (1.71)           0.62            0.88            0.68           (0.35)(c)
                                          -----------     -----------     -----------     -----------     -----------
Total Income from Investment Operations         (1.58)           0.74            1.02            0.83           (0.15)
                                          -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      (0.13)          (0.11)          (0.15)          (0.18)          (0.02)
From net realized capital gains                 (1.00)          (1.20)          (0.44)          (1.45)           --
                                          -----------     -----------     -----------     -----------     -----------
Total Distributions Declared to
Shareholders                                    (1.13)          (1.31)          (0.59)          (1.63)          (0.02)
                                          -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD            $      7.50     $     10.21     $     10.78     $     10.35     $     11.15
                                          -----------     -----------     -----------     -----------     -----------
Total return(d)                                (17.07)%          7.34%          10.15%           8.21%          (1.30)%(e)
                                          -----------     -----------     -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                      1.88%           1.81%           1.88%           1.87%           1.86%(g)
Net investment income(f)                         1.54%           1.13%           1.26%           1.47%           1.01%(g)
Portfolio turnover rate                            55%             78%             74%             69%             71%
Net assets, end of period (000's)         $    10,463     $     6,519     $     9,074     $     5,501     $       676

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The  benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED OCTOBER 31,
                                         ----------------------------------------------------------------------------
CLASS Z SHARES                               2001             2000           1999            1998            1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     10.75     $     11.28     $     10.39     $     11.17     $      9.50
                                          -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                         0.21            0.22            0.24            0.26            0.18
Net realized and unrealized gain (loss)
  on investments                                (1.79)           0.67            1.34            0.69            2.23
                                          -----------     -----------     -----------     -----------     -----------
Total Income from Investment Operations         (1.58)           0.89            1.58            0.95            2.41
                                          -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                      (0.22)          (0.22)          (0.25)          (0.28)          (0.17)
From net realized capital gains                 (1.00)          (1.20)          (0.44)          (1.45)          (0.57)
                                          -----------     -----------     -----------     -----------     -----------
Total Distributions Declared to
  Shareholders                                  (1.22)          (1.42)          (0.69)          (1.73)          (0.74)
                                          -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD            $      7.95     $     10.75     $     11.28     $     10.39     $     11.17
                                          -----------     -----------     -----------     -----------     -----------
Total return(b)                                (16.25)%          8.44%          15.92%           9.35%          27.10%
                                          -----------     -----------     -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses(c)                                      0.90%           0.82%           0.88%           0.88%           0.90%
Net investment income(c)                         2.52%           2.12%           2.26%           2.46%           1.80%
Portfolio turnover rate                            55%             78%             74%             69%             71%
Net assets, end of period (000's)         $        50     $         3     $         3     $    22,235     $    16,158

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The  benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF LIBERTY FUNDS TRUST III:

THE LIBERTY FUND

We have audited the accompanying statement of assets and liabilities, including the Investment Portfolio, of The Liberty Fund (one of a series constituting Liberty Funds Trust III [the "Trust"]) as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1998 were audited by other auditors whose report dated December 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Liberty Fund, one of a series of Liberty Funds Trust III, as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                ERNST & YOUNG LLP

Boston, Massachusetts
December 12, 2001

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the Items listed on the Fund Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 163,695,398,873. The votes cast were as follows:

                                                                                        % OF SHARES TO
                                                                                       TOTAL OUTSTANDING        % OF SHARES TO
PROPOSAL OF NEW INVESTMENT ADVISORY AGREEMENT:                       SHARES                 SHARES            TOTAL SHARES VOTED
--------------------------------------------------------------------------------------------------------------------------------
For                                                                101,839,745              62.21%                  95.11%
Against                                                              1,668,467               1.02%                   1.56%
Abstain                                                              3,566,531               2.18%                   3.33%

                                                                                        % OF SHARES TO
                                                                                       TOTAL OUTSTANDING        % OF SHARES TO
PROPOSAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT:                   SHARES                 SHARES            TOTAL SHARES VOTED
--------------------------------------------------------------------------------------------------------------------------------
For                                                                101,681,869              62.12%                  94.96%
Against                                                              1,803,116               1.10%                   1.68%
Abstain                                                              3,589,758               2.19%                   3.35%

2001 TAX INFORMATION

33% of the ordinary income distributed by the Fund in the year ended October 31, 2001 qualifies for the corporate dividend received deduction. An average of 9% of the Fund's investments as of the end of each quarter were indirect obligations of the U.S. Treasury. Approximately 26% of the Fund's ordinary income distributions (15% of gross income) was derived from interest on direct investments in U.S. Treasury Bonds, notes and bills.

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









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









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

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
President of United New Ventures and Executive Vice President of United Airlines (formerly Executive Vice President, Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for The Liberty Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of The Liberty Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
The Liberty Fund

GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

The Liberty Fund  ANNUAL REPORT, OCTOBER 31, 2001
                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                       U.S. POSTAGE
                   F U N D S                                           PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                  -------------


Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com



                                                721-02/010I-1101 (11/01) 01/2302